                                                                      Exhibit 24

                               POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of Meritor Automotive, Inc., a Delaware corporation (the Company), hereby constitute WILLIAM J. CALISE, JR., EDWARD T. MOEN, II, DAVID W. GREENFIELD, BONNIE WILKINSON, KATHLEEN CLOVER AND PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) and supplements thereto for the purpose of registering securities to be sold under the Company's 1997 Long-Term Incentives Plan and the Company's Savings Plan.

         Signature                          Title                                     Date
         ---------                          -----                                     ----

____________________________        Chairman of the Board and                   August 25, 1997
Larry D. Yost                       Chief Executive Officer
                                    (principal executive officer)
                                    and Director

____________________________        Director                                    August 25, 1997
Donald R. Beall

____________________________        Director                                    August 25, 1997
Charles R. Harff

____________________________        Senior Vice President,                      August 25, 1997
Thomas A. Madden                    Finance and Chief Financial Officer
                                    (principal financial officer)

                               POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of Meritor Automotive, Inc., a Delaware corporation (the Company), hereby constitute WILLIAM J. CALISE, JR., EDWARD T. MOEN, II, DAVID W. GREENFIELD, BONNIE WILKINSON, KATHLEEN CLOVER AND PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) and supplements thereto for the purpose of registering securities to be sold under the Company's 1997 Long-Term Incentives Plan and the Company's Savings Plan.

         Signature                           Title                                    Date
         ---------                           -----                                    ----
____________________________                Director                            September 8, 1997
Joseph B. Anderson, Jr.

____________________________                Director                            September 8, 1997
John J. Creedon

____________________________                Director                            September 8, 1997
Harold A. Poling

____________________________                Director                            September 8, 1997
Martin D. Walker

____________________________                Vice President and                  September 8, 1997
Lawrence J. Lockwood                        Controller
                                            (principal accounting officer)